UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 28, 2004

Date of report (Date of earliest event reported)

ASSISTED LIVING CONCEPTS, INC.

(exact name of registrant as specified in its charter)

NEVADA	1-13498	93-1148702

(State or other jurisdiction of	Commission File Number	(I.R.S. Employer
incorporation or organization)		Identification Number)

1349 Empire Central, Suite 900, Dallas, TX 75247

(Address of Principal Executive Offices) (Zip Code)

(214) 424-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

The Board of Directors of Assisted Living Concepts, Inc. has authorized the Company to select a financial advisor to assist the Company in exploring various strategic alternatives that may be available to the Company. This action is being undertaken with the goal of maximizing shareholder value. The selection and engagement of the financial advisor has been delegated to an independent Special Committee. It is anticipated that a financial advisor will be engaged sometime within the next two to three weeks.

On May 7, 2004, the Company received a letter, a copy of which is attached to this filing as Exhibit 99, from Bruce E. Toll, who represents that he is the beneficial owner of 1,795,161 shares, or 27.91 percent, of the Company’s common stock, notifying the Company of Mr. Toll’s intention to nominate Brian S. Dunn, Bryon J. Haney, Michael P. Markman and Steven J. Silver to the Board of Directors of the Company at its Annual Shareholders’ Meeting (the “Annual Shareholders’ Meeting”) scheduled to be held on June 3, 2004. On May 11, 2004, an amendment to Schedule 13D was filed on behalf of Bruce Toll, BET Associates, L.P., and BRU Holding Co. LLC, disclosing, among other things, Mr. Toll’s notice to the Company and intent as a shareholder to nominate and vote for his four director nominees and vote for Leonard Tannenbaum, Steven Vick and Mark Holliday at the Annual Shareholders’ Meeting. Our Board is evaluating Mr. Toll’s notice to the Company and no determination has been made as to whether the notice is in compliance with the Company’s Bylaws and applicable law.

For a number of reasons, including the pending selection of a financial advisor and exploration of strategic alternatives, the Board has postponed indefinitely the Annual Shareholders’ Meeting. A new date, time and place for the Annual Shareholders’ Meeting will be set in the future by the Board and the Company’s shareholders will be so advised.

The statements made by or on behalf of Assisted Living Concepts, Inc. relating hereto may be deemed to constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements, including without limitation, statements containing the words “will,” “believes,” “anticipates,” “estimates,” “intends,” “expects,” “should,” “could,” and words of similar import, are forward looking statements. These forward-looking statements maybe affected by risks and uncertainties, including without limitation (i) our ability to control costs and improve operating margins, (ii) our ability to increase occupancy, (iii) our ability to increase our revenue at a pace which exceeds expense inflation, (iv) our ability to operate our residences in compliance with evolving regulatory requirements, (v) the degree to which our future operating results and financial condition may be affected by a reduction in Medicaid reimbursement rates, and (vi) our ability to extend or renegotiate our current debt agreements. In light of such risks and uncertainties, our actual results could differ materially from such forward-looking statements. Except as may be required by law, we do not undertake any obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

ITEM 7(c). EXHIBITS

Exhibit 99. Letter from Bruce E. Toll, dated May 7, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSISTED LIVING CONCEPTS, INC.
By:	/s/ Edward A. Barnes
	Name:	Edward A. Barnes
	Title:	Senior Vice President, Chief Financial Officer, Chief Accounting Officer, Secretary and Treasurer

Date: May 28, 2004

EXHIBIT INDEX

EXHIBIT NO.	DOCUMENT DESCRIPTION
99	Letter from Bruce E. Toll, dated May 7, 2004